Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	ALLSTATE LIFE INSURANCE CO
Entity Central Index Key	0000352736
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Premiums (net of reinsurance ceded of $447, $485 and $528)	$ 624	$ 592	$ 581
Contract charges (net of reinsurance ceded of $283, $291 and $278)	1,008	991	952
Net investment income	2,637	2,760	2,974
Realized capital gains and losses:
Total other-than-temporary impairment losses	(279)	(591)	(1,592)
Portion of loss recognized in other comprehensive income	(14)	(45)	316
Net other-than-temporary impairment losses recognized in earnings	(293)	(636)	(1,276)
Sales and other realized capital gains and losses	683	123	856
Total realized capital gains and losses	390	(513)	(420)
Total revenues	4,659	3,830	4,087
Costs and expenses
Contract benefits (net of reinsurance ceded of $631, $673 and $601)	1,502	1,496	1,402
Interest credited to contractholder funds (net of reinsurance ceded of $27, $32 and $32)	1,608	1,764	2,076
Amortization of deferred policy acquisition costs	430	220	761
Operating costs and expenses	394	408	405
Restructuring and related charges	1	(3)	24
Interest expense	45	44	42
Total costs and expenses	3,980	3,929	4,710
Gain on disposition of operations	15	14	15
Income (loss) from operations before income tax expense (benefit)	694	(85)	(608)
Income tax expense (benefit)	225	(45)	(94)
Net income (loss)	469	(40)	(514)
Other comprehensive income, after-tax
Change in unrealized net capital gains and losses	275	1,408	1,877
Change in unrealized foreign currency translation adjustments	(1)
Other comprehensive income, after-tax	274	1,408	1,877
Comprehensive income	$ 743	$ 1,368	$ 1,363

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
Premiums, reinsurance ceded	$ 447	$ 485	$ 528
Contract charges, reinsurance ceded	283	291	278
Contract benefits, reinsurance ceded	631	673	601
Interest credited to contractholder funds, reinsurance ceded	$ 27	$ 32	$ 32

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments
Fixed income securities, at fair value (amortized cost $43,481 and $47,486)	$ 45,428	$ 48,214
Mortgage loans	6,546	6,553
Equity securities, at fair value (cost $143 and $164)	179	211
Limited partnership interests	1,612	1,272
Short-term, at fair value (amortized cost $593 and $1,257)	593	1,257
Policy loans	833	841
Other	1,086	1,094
Total investments	56,277	59,442
Cash	310	118
Deferred policy acquisition costs	2,165	2,526
Reinsurance recoverables	4,457	4,277
Accrued investment income	520	522
Other assets	406	420
Separate Accounts	6,984	8,676
Total assets	71,119	75,981
Liabilities
Contractholder funds	41,669	46,458
Reserve for life-contingent contract benefits	13,666	12,720
Unearned premiums	23	27
Payable to affiliates, net	97	118
Other liabilities and accrued expenses	1,092	1,511
Deferred income taxes	821	475
Notes due to related parties	700	677
Separate Accounts	6,984	8,676
Total liabilities	65,052	70,662
Commitments and Contingent Liabilities (Notes 7 and 11)
Shareholder's Equity
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	3,190	3,189
Retained income	2,060	1,587
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with OTTI	(103)	(100)
Other unrealized net capital gains and losses	1,380	587
Unrealized adjustment to DAC, DSI and insurance reserves	(464)	51
Total unrealized net capital gains and losses	813	538
Unrealized foreign currency translation adjustments	(1)
Total accumulated other comprehensive income	812	538
Total shareholder's equity	6,067	5,319
Total liabilities and shareholder's equity	71,119	75,981
Series A
Shareholder's Equity
Redeemable preferred stock
Series B
Shareholder's Equity
Redeemable preferred stock

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed income securities, at fair value, amortized cost (in dollars)	$ 43,481	$ 47,486
Equity securities, at fair value, cost (in dollars)	143	164
Short-term, at fair value, amortized cost (in dollars)	$ 593	$ 1,257
Common stock, par value (in dollars per share)	$ 227	$ 227
Common stock, shares authorized	23,800	23,800
Common stock, shares outstanding	23,800	23,800
Series A
Redeemable preferred stock, par value (in dollars per share)	$ 100	$ 100
Redeemable preferred stock, shares authorized	1,500,000	1,500,000
Redeemable preferred stock, shares issued	0	0
Series B
Redeemable preferred stock, par value (in dollars per share)	$ 100	$ 100
Redeemable preferred stock, shares authorized	1,500,000	1,500,000
Redeemable preferred stock, shares issued	0	0

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY (USD $) In Millions, unless otherwise specified	Total	Common stock	Additional capital paid-in	Retained income	Accumulated other comprehensive income
Balance at Dec. 31, 2008			$ 2,475	$ 1,710	$ (2,419)
Increase (decrease) in equity
Capital contributions			697
Forgiveness of payable due to parent (see Note 4)			17	5
Net income (loss)	(514)			(514)
Cumulative effect of change in accounting principle				490	(347)
Loss on transfers of investments to/from parent (see Note 4)				(36)
Change in unrealized net capital gains and losses	1,877				1,877
Balance at Dec. 31, 2009	3,960	5	3,189	1,655	(889)
Increase (decrease) in equity
Net income (loss)	(40)			(40)
Cumulative effect of change in accounting principle				(28)	19
Change in unrealized net capital gains and losses	1,408				1,408
Balance at Dec. 31, 2010	5,319	5	3,189	1,587	538
Increase (decrease) in equity
Gain on purchase of investments from affiliate (see Note 4)			1
Forgiveness of payable due to parent (see Note 4)				4
Net income (loss)	469			469
Change in unrealized net capital gains and losses	275				275
Change in unrealized foreign currency translation adjustments	(1)				(1)
Balance at Dec. 31, 2011	$ 6,067	$ 5	$ 3,190	$ 2,060	$ 812

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income (loss)	$ 469	$ (40)	$ (514)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization and other non-cash items	(61)	(144)	(277)
Realized capital gains and losses	(390)	513	420
Gain on disposition of operations	(15)	(14)	(15)
Interest credited to contractholder funds	1,608	1,764	2,076
Changes in:
Policy benefit and other insurance reserves	(568)	(343)	(446)
Unearned premiums	(4)	(3)	(2)
Deferred policy acquisition costs	189	(84)	442
Reinsurance recoverables, net	(259)	(365)	(236)
Income taxes	164	594	430
Other operating assets and liabilities	(46)	74	(29)
Net cash provided by operating activities	1,087	1,952	1,849
Proceeds from sales
Fixed income securities	11,490	10,666	13,621
Equity securities	70	92	35
Limited partnership interests	175	110	78
Mortgage loans	97	112	335
Other investments	153	82	485
Investment collections
Fixed income securities	3,072	2,800	3,652
Mortgage loans	692	1,051	1,695
Other investments	93	109	105
Investment purchases
Fixed income securities	(10,002)	(11,361)	(16,720)
Equity securities	(14)	(54)	(102)
Limited partnership interests	(397)	(276)	(209)
Mortgage loans	(820)	(98)	(18)
Other investments	(340)	(133)	(26)
Change in short-term investments, net	463	266	2,275
Change in other investments, net	(280)	(159)	(193)
Net cash provided by investing activities	4,452	3,207	5,013
Cash flows from financing activities
Contractholder fund deposits	1,871	2,343	3,340
Contractholder fund withdrawals	(7,218)	(7,525)	(10,400)
Repayment of note due to related party		(4)
Capital contributions			250
Net cash used in financing activities	(5,347)	(5,186)	(6,810)
Net increase (decrease) in cash	192	(27)	52
Cash at beginning of year	118	145	93
Cash at end of year	$ 310	$ 118	$ 145

General	12 Months Ended
Dec. 31, 2011
General
General

1.  General

Basis of presentation

The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company (“ALIC”) and its wholly owned subsidiaries (collectively referred to as the “Company”).  ALIC is wholly owned by Allstate Insurance Company (“AIC”), which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”).  These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  All significant intercompany accounts and transactions have been eliminated.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes.  Actual results could differ from those estimates.

Nature of operations

The Company sells life insurance, retirement and investment products and voluntary accident and health insurance.  The principal individual products are interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate.  The institutional product line, which the Company most recently offered in 2008, consists primarily of funding agreements sold to unaffiliated trusts that use them to back medium-term notes issued to institutional and individual investors.  The following table summarizes premiums and contract charges by product.

($ in millions)	2011	2010	2009
Premiums
Traditional life insurance	$420	$399	$387
Immediate annuities with life contingencies	106	97	102
Accident and health insurance	98	96	92
Total premiums	624	592	581

Contract charges
Interest-sensitive life insurance	975	952	907
Fixed annuities	33	39	45
Total contract charges	1,008	991	952
Total premiums and contract charges	$1,632	$1,583	$1,533

The Company, through several subsidiaries, is authorized to sell life insurance and retirement products in all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.  For 2011, the top geographic locations for statutory premiums and annuity considerations were California, Nebraska, Texas, Florida and New York.  No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations.  The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including master brokerage agencies), specialized structured settlement brokers and directly through call centers and the internet.

The Company has exposure to market risk as a result of its investment portfolio.  Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates.  The Company’s primary market risk exposures are to changes in interest rates, credit spreads and equity prices.  Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities.  This risk arises from many of the Company’s primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities.  Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.  Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads.  This risk arises from many of the Company’s primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets.  Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

The Company monitors economic and regulatory developments that have the potential to impact its business.  Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products.  Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities.  Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities.  Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company’s products making them less competitive.  Such proposals, if adopted, could have an adverse effect on the Company’s financial position or ability to sell such products and could result in the surrender of some existing contracts and policies.  In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.  Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and redeemable preferred stocks.  Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value.  The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs (“DAC”), certain deferred sales inducement costs (“DSI”) and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income.  Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Consolidated Statements of Cash Flows.

Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances.  Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments.  Equity securities are designated as available for sale and are carried at fair value.  The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

Investments in limited partnership interests, including interests in private equity/debt funds, real estate funds, hedge funds and tax credit funds, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting (“EMA”).

Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value.  Policy loans are carried at unpaid principal balances.  Other investments primarily consist of bank loans, derivatives and notes due from related party.  Bank loans are primarily senior secured corporate loans and are carried at amortized cost.  Derivatives are carried at fair value.  Notes due from related party are carried at outstanding principal balances.

Investment income primarily consists of interest, dividends, income from cost method limited partnership interests and income from certain derivative transactions.  Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date.  Interest income for certain RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates.  Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated.  For beneficial interests in securitized financial assets not of high credit quality, the effective yield is recalculated on a prospective basis.  For other RMBS, CMBS and ABS, the effective yield is recalculated on a retrospective basis.  For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected.  Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable.  Accrual of income is suspended for mortgage loans and bank loans that are in default or when full and timely collection of principal and interest payments is not probable.  Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value.  Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness, and income from EMA limited partnership interests.  Realized capital gains and losses on investment sales, including calls and principal payments, are determined on a specific identification basis.  Income from EMA limited partnership interests is recognized based on the Company’s share of the earnings of the partnerships, and is recognized on a delay due to the availability of the related financial statements.  Income recognition on hedge funds is generally on a one month delay and income recognition on private equity/debt funds, real estate funds and tax credit funds is generally on a three month delay.

The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security’s fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis.  Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income (“OCI”).  The Company recognizes other-than-temporary impairment losses on equity securities in earnings when the decline in fair value is considered other than temporary including when the Company does not have the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis.

Derivative and embedded derivative financial instruments

Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps and floors, warrants, foreign currency swaps and certain investment risk transfer reinsurance agreements.  Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in certain fixed income securities, equity-indexed life and annuity contracts, reinsured variable annuity contracts and certain funding agreements.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds.  Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract.  The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses.  The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds.  Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows.  Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.

When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges.  The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges.  At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy.  The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk.  For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk.  The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment.  At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk.  Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses.

Fair value hedges   The change in fair value of hedging instruments used in fair value hedges of investment assets or a portion thereof is reported in net investment income, together with the change in fair value of the hedged items.  The change in fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in fair value of the hedged items.  Accrued periodic settlements on swaps are reported together with the changes in fair value of the swaps in net investment income or interest credited to contractholder funds.  The amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying value of the hedged liability is adjusted for the change in fair value of the hedged risk.

Cash flow hedges   For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income.  Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects income.  Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income.  The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to income.  If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses.  If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

Termination of hedge accounting   If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position.  The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.  If the derivative instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses.  When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof which has already been recognized in income while the hedge was in place and used to adjust the amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying value of the hedged liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied.  If the hedged item in a fair value hedge is an asset that has become other-than-temporarily impaired, the adjustment made to the amortized cost for fixed income securities or the carrying value for mortgage loans is subject to the accounting policies applied to other-than-temporarily impaired assets.

When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to income as the hedged risk impacts income.  If the derivative instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses.  When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied.

Non-hedge derivative financial instruments   For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.

Securities loaned

The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income.  The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments and fixed income securities.  These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses.  The carrying value of these obligations approximates fair value because of their relatively short-term nature.  The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk.  The Company maintains the right and ability to redeem the securities loaned on short notice.

Recognition of premium revenues and contract charges, and related benefits and interest credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products.  Voluntary accident and health insurance products are expected to remain in force for an extended period.  Premiums from these products are recognized as revenue when due from policyholders.  Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected.  Premiums from these products are recognized as revenue when received at the inception of the contract.  Benefits and expenses are recognized in relation to premiums.  Profits from these policies come from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed.  The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance.  Premiums from these contracts are reported as contractholder fund deposits.  Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates.  These contract charges are recognized as revenue when assessed against the contractholder account balance.  Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts.  Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, and funding agreements (primarily backing medium-term notes) are considered investment contracts.  Consideration received for such contracts is reported as contractholder fund deposits.  Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts.  Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates.  Crediting rates for indexed life and annuities and indexed funding agreements are generally based on a specified interest rate index, such as LIBOR, or an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.  Interest credited also includes amortization of DSI expenses.  DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates.  Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.  Substantially all of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

Deferred policy acquisition and sales inducement costs

Costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts are deferred and recorded as DAC.  These costs are principally agents’ and brokers’ remuneration and certain underwriting expenses.  DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuity and interest-sensitive life contracts.  These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements.  All other acquisition costs are expensed as incurred and included in operating costs and expenses.  Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below.  DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.  DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business.  Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy.  Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur.  Generally, the amortization periods for these policies approximates the estimated lives of the policies.

For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts.  The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts.  Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities.  The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.  When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements.  Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances.  Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses.  The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable.  For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions.  If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized.  The adjustments are recorded net of tax in accumulated other comprehensive income.  DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company.  These transactions are identified as internal replacements for accounting purposes.  Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts.  Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts.  For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI.  For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions.  Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred.  Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position.  The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired.  These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability.  The present value of future profits was $13 million and $15 million as of December 31, 2011 and 2010, respectively.  Amortization expense of the present value of future profits was $2 million, $1 million and $3 million in 2011, 2010 and 2009, respectively.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance.  The Company has also used reinsurance to effect the acquisition or disposition of certain blocks of business.  The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid.  Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts.  Insurance liabilities are reported gross of reinsurance recoverables.  Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts.  Reinsurance does not extinguish the Company’s primary liability under the policies written.  Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

Goodwill

Goodwill represents the excess of amounts paid for acquiring businesses over the fair value of the net assets acquired.  The goodwill balance was $5 million as of both December 31, 2011 and 2010.  Goodwill is not amortized but is tested for impairment at least annually.  The Company performs its annual goodwill impairment testing during the fourth quarter of each year based upon data as of the close of the third quarter.  The Company also reviews goodwill for impairment whenever events or changes in circumstances, such as deteriorating or adverse market conditions, indicate that it is more likely than not that the carrying amount of goodwill may exceed its implied fair value.  Goodwill impairment evaluations indicated no impairment as of December 31, 2011 or 2010.

Income taxes

The income tax provision is calculated under the liability method.  Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates.  The principal assets and liabilities giving rise to such differences are DAC, unrealized capital gains and losses on certain investments, differences in tax bases of invested assets and insurance reserves.  A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses.  These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.  To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance, fixed annuities and funding agreements.  Contractholder funds primarily comprise deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses.  Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value.  The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations.  Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets.  Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statements of Operations and Comprehensive Income.  Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.  Substantially all of the Company’s variable annuity business was reinsured beginning in 2006.

Off-balance-sheet financial instruments

Commitments to invest, commitments to purchase private placement securities, commitments to extend loans, financial guarantees and credit guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company’s Consolidated Statements of Financial Position (see Note 7 and Note 11).

Adopted accounting standards

Consolidation Analysis Considering Investments Held through Separate Accounts

In April 2010, the Financial Accounting Standards Board (“FASB”) issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation.  The adoption of this guidance as of January 1, 2011 had no impact on the Company’s results of operations or financial position.

Disclosure of Supplementary Pro Forma Information for Business Combinations

In December 2010, the FASB issued disclosure guidance for entities that enter into material business combinations.  The guidance specifies that if an entity presents comparative financial statements, it should disclose pro forma revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The guidance expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination.  The Company will apply the guidance to any material business combinations entered into on or after January 1, 2011.

Criteria for Classification as a Troubled Debt Restructuring (“TDR”)

In April 2011, the FASB issued clarifying guidance related to determining whether a loan modification or restructuring should be classified as a TDR.  The additional guidance provided pertains to the two criteria used to determine whether a TDR exists, whether the creditor has granted a concession and whether the debtor is experiencing financial difficulties.  The guidance related to the identification of a TDR is to be applied retrospectively to the beginning of the annual period of adoption.  The measurement of impairment on a TDR identified under this guidance is effective prospectively.  Additional disclosures about TDRs of financing receivables are also required.  The adoption of this guidance as of July 1, 2011 did not have a material effect on the Company’s results of operations or financial position.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued guidance modifying the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal insurance contracts.  The guidance specifies that the costs must be directly related to the successful acquisition of insurance contracts.  The guidance also specifies that advertising costs should be included as deferred acquisition costs only when the direct-response advertising accounting criteria are met.  The Company adopted the new guidance on a retrospective basis as of January 1, 2012.  The cumulative effect of the adoption to shareholders’ equity as of January 1, 2009 was a decrease of $438 million, net of taxes.  In future periods, operating costs and expenses will increase since a lower amount of acquisition costs will be capitalized, which will be partially offset by a decrease in amortization of DAC due to the retrospective reduction of the DAC balance.  The impacts of the retrospective adjustments on previously issued financial statements are summarized in the following table.

($ in millions)	2011		2010		2009
	Previously reported	As Adjusted	Previously reported	As Adjusted	Previously reported	As Adjusted
For the years ended December 31,
Amortization of DAC	$513	$430	$272	$220	$888	$761
Operating costs and expenses	316	394	329	408	321	405
Gain on disposition of operations	7	15	6	14	7	15
Income tax expense (benefit)	221	225	(38)	(45)	(112)	(94)
Net income (loss)	460	469	(28)	(40)	(547)	(514)

As of December 31,
DAC	$2,588	$2,165	$2,982	$2,526
Reserve for life-contingent contract benefits	13,709	13,666	12,752	12,720
Other liabilities and accrued expenses	1,043	1,092	1,454	1,511
Deferred income taxes	971	821	643	475
Retained income	2,377	2,060	1,913	1,587
Unrealized adjustment to DAC, DSI and insurance reserves	(502)	(464)	38	51

Pending accounting standards

Criteria for Determining Effective Control for Repurchase Agreements

In April 2011, the FASB issued guidance modifying the assessment criteria of effective control for repurchase agreements.  The new guidance removes the criteria requiring an entity to have the ability to repurchase or redeem financial assets on substantially the agreed terms and the collateral maintenance guidance related to that criteria.  The guidance is to be applied prospectively to transactions or modifications of existing transactions that occur during reporting periods beginning on or after December 15, 2011.  Early adoption is not permitted.  The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

Amendments to Fair Value Measurement and Disclosure Requirements

In May 2011, the FASB issued guidance that clarifies the application of existing fair value measurement and disclosure requirements and amends certain fair value measurement principles, requirements and disclosures.  Changes were made to improve consistency in global application.  The guidance is to be applied prospectively for reporting periods beginning after December 15, 2011.  Early adoption is not permitted.  The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

Presentation of Comprehensive Income

In June and December 2011, the FASB issued guidance amending the presentation of comprehensive income and its components.  Under the new guidance, a reporting entity has the option to present comprehensive income in a single continuous statement or in two separate but consecutive statements.  The guidance is effective for reporting periods beginning after December 15, 2011 and is to be applied retrospectively.  The new guidance affects presentation only and will have no impact on the Company’s results of operations or financial position.

Disclosures about Offsetting Assets and Liabilities for Financial Instruments and Derivative Instruments

In December 2011, the FASB issued guidance requiring expanded disclosures, including both gross and net information, for financial instruments and derivative instruments that are either offset in the reporting entity’s financial statements or those that are subject to an enforceable master netting arrangement or similar agreement.  The guidance is effective for reporting periods beginning on or after January 1, 2013 and is to be applied retrospectively.  The new guidance affects disclosures only and will have no impact on the Company’s results of operations or financial position.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information
Supplemental Cash Flow Information

3.  Supplemental Cash Flow Information

Non-cash investment exchanges, including modifications of certain mortgage loans (primarily refinances at maturity with no concessions granted to the borrower), fixed income securities, limited partnerships and other investments, as well as mergers completed with equity securities, totaled $486 million, $621 million and $372 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $220 million, $461 million and $449 million as of December 31, 2011, 2010 and 2009, respectively, and are reported in other liabilities and accrued expenses. Obligations to return cash collateral for over-the-counter (“OTC”) derivatives were $43 million, $4 million and $168 million as of December 31, 2011, 2010 and 2009, respectively, and are reported in other liabilities and accrued expenses or other investments.  The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009

Net change in proceeds managed
Net change in short-term investments	$202	$152	$(277)
Operating cash flow provided (used)	$202	$152	$(277)

Net change in liabilities
Liabilities for collateral, beginning of year	$(465)	$(617)	$(340)
Liabilities for collateral, end of year	(263)	(465)	(617)
Operating cash flow (used) provided	$(202)	$(152)	$277

In 2011, a payable associated with the pension benefit obligations due to AIC totaling $4 million was forgiven.  In 2009, a payable associated with postretirement benefit obligations due to AIC totaling $22 million was forgiven.  The forgiveness of the payables reflect non-cash financing activities.

In 2009, the Company recorded a non-cash capital contribution from AIC totaling $447 million and transferred to an unconsolidated affiliate a $25 million surplus note issued by a consolidated subsidiary in exchange for a note receivable with a principal sum equal to that of the surplus note (see Note 4).

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
Related Party Transactions

4.  Related Party Transactions

Business operations

The Company uses services performed by its affiliates, AIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities.  In addition, the Company shares the services of employees with AIC.  The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company.  The Company is charged for the cost of these operating expenses based on the level of services provided.  Operating expenses, including compensation, retirement and other benefit programs (see Note 15), allocated to the Company were $399 million, $404 million and $435 million in 2011, 2010 and 2009, respectively.  A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

Structured settlement annuities

The Company issued $56 million, $54 million and $49 million of structured settlement annuities, a type of immediate annuity, in 2011, 2010 and 2009, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC.  Of these amounts, $11 million, $11 million and $6 million relate to structured settlement annuities with life contingencies and are included in premium revenue for 2011, 2010 and 2009, respectively.

In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Corporation (“AAC”) and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from ALIC and assumed AIC’s obligation to make future payments.

AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001 ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds.  For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits.  Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.  Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $4.79 billion and $4.83 billion as of December 31, 2011 and 2010, respectively.

Broker-Dealer agreement

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies.  For these services, the Company incurred commission and other distribution expenses of $15 million, $10 million and $10 million in 2011, 2010 and 2009, respectively.

Reinsurance transactions

The Company has coinsurance reinsurance agreements with its unconsolidated affiliate American Heritage Life Insurance Company (“AHL”) whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies.  The amounts assumed are disclosed in Note 9.

ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries.  ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities.  These reinsurance agreements have been approved by the appropriate regulatory authorities.  All significant intercompany transactions have been eliminated in consolidation.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

Notes due to related parties

 Notes due to related parties outstanding as of December 31 consisted of the following:

($ in millions)	2011	2010
7.00% Note, due 2017, to AHL	$1	$2
5.80% Note, due 2018, to AHL	3	--
5.75% Note, due 2018, to AIC	10	--
5.75% Note, due 2018, to AIC	4	--
6.35% Note, due 2018, to AIC	7	--
7.00% Surplus Note, due 2028, to AIC (1)	400	400
6.74% Surplus Note, due 2029, to Kennett (1)	25	25
5.06% Surplus Note, due 2035, to Kennett (1)	100	100
6.18% Surplus Note, due 2036, to Kennett (1)	100	100
5.93% Surplus Note, due 2038, to Kennett (1)	50	50
Total notes due to related parties	$700	$677

____________

(1) No payment of principal or interest is permitted on the surplus notes without the written approval from the proper regulatory authority. The regulatory authority could prohibit the payment of interest and principal on the surplus notes if certain statutory capital requirements are not met. Permission to pay interest on the surplus notes was granted in both 2011 and 2010 on all notes except the $400 million note for which approval was not sought in 2010.

On August 1, 2005, ALIC entered into an agreement with Kennett Capital Inc. (“Kennett”), an unconsolidated affiliate of ALIC, whereby ALIC sold to Kennett a $100 million 5.06% surplus note due July 1, 2035 issued by ALIC Reinsurance Company (“ALIC Re”), a wholly owned subsidiary of ALIC.  As payment, Kennett issued a full recourse 4.86% note due July 1, 2035 to ALIC for the same amount.  As security for the performance of Kennett’s obligations under the agreement and note, Kennett granted ALIC a pledge of and security interest in Kennett’s right, title and interest in the surplus notes and their proceeds. Under the terms of the agreement, ALIC may sell and Kennett may choose to buy additional surplus notes, if and when additional surplus notes are issued.

On June 30, 2006, ALIC sold Kennett a $100 million redeemable surplus note issued by ALIC Re.  The surplus note is due June 1, 2036 with an initial rate of 6.18% that will reset every ten years to the then current ten year Constant Maturity Treasury yield (“CMT”), plus 1.14%.  As payment, Kennett issued a full recourse note due June 1, 2036 to ALIC for the same amount with an initial interest rate of 5.98% that will reset every ten years to the then current ten year CMT, plus 0.94%.

On June 30, 2008, ALIC sold Kennett a $50 million redeemable surplus note issued by ALIC Re.  The surplus note is due June 1, 2038 with an initial rate of 5.93% that will reset every ten years to the then current ten year CMT, plus 2.09%.   As payment, Kennett issued a full recourse note due June 1, 2038 to ALIC for the same amount with an initial interest rate of 5.73% that will reset every ten years to the then current ten year CMT, plus 1.89%.

On December 18, 2009, ALIC sold Kennett a $25 million redeemable surplus note issued by ALIC Re.  The surplus note is due December 1, 2029 with an initial rate of 6.74% that will reset every ten years to the then current ten year CMT, plus 3.25%.  As payment, Kennett issued a full recourse note due December 1, 2029 to ALIC for the same amount with an initial interest rate of 5.19% that will reset every ten years to the then current ten year CMT, plus 1.70%.

The notes due from Kennett are classified as other investments.  In 2011, 2010 and 2009, the Company recorded net investment income on these notes of $15 million, $15 million and $14 million, respectively.  In 2011, 2010 and 2009, the Company incurred $16 million, $16 million and $14 million, respectively, of interest expense related to the surplus notes due to Kennett.

On November 17, 2008, the Company issued a $400 million 7.00% surplus note due November 17, 2028 to AIC in exchange for cash.  In each of 2011, 2010 and 2009, the Company incurred interest expense on this surplus note of $28 million.

In March 2010, in accordance with an asset purchase agreement between Road Bay Investments, LLC (“RBI”), a consolidated subsidiary of ALIC, and AHL, an unconsolidated affiliate of ALIC, RBI purchased from AHL mortgage loans with a fair value of $6 million on the date of sale and issued a 7.00% note due March 26, 2017 to AHL for the same amount.  In 2011 and 2010, RBI repaid $1 million and $4 million, respectively, of principal on this note.  In June 2011, RBI purchased from AHL mortgage loans with a fair value of $3 million on the date of sale and issued a 5.80% note due June 17, 2018 to AHL for the same amount.  Since the transactions were between affiliates under common control, the mortgage loans were recorded by RBI at AHL’s carrying value on the date of sale. The mortgage loans that were purchased were impaired loans; therefore, their carrying value on the date of sale equaled fair value.  In each of 2011 and 2010, the Company incurred interest expense on these notes of $0.2 million.

In March 2011, in accordance with an asset purchase agreement between RBI and AIC, RBI purchased from AIC real estate with a fair value of $10 million on the date of sale and issued a 5.75% note due March 24, 2018 to AIC for the same amount.  In April 2011, RBI purchased from AIC mortgage loans with a fair value of $4 million on the date of sale and issued a 5.75% note due April 19, 2018 to AIC for the same amount.  In August 2011, RBI purchased from AIC fixed income securities with a fair value of $7 million on the date of sale and issued a 6.35% note due August 23, 2018 to AIC for the same amount.  Since the transactions were between affiliates under common control, the purchased investments were recorded by RBI at AIC’s carrying value on the date of sale.  The investments that were purchased were impaired; therefore, the carrying value on the date of sale equaled fair value.  In 2011, the Company incurred interest expense on these notes of $0.7 million.

Liquidity and intercompany loan agreements

The Company, AIC and the Corporation are party to the Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”) which allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes.  The Liquidity Agreement does not establish a commitment to advance funds on the part of any party.  The Company and AIC each serve as a lender and borrower and the Corporation serves only as a lender.  The maximum amount of advances each party may make or receive is limited to $1 billion.  Netting or offsetting of advances made and received is not permitted.  Advances between the parties are required to have specified due dates less than or equal to 364 days from the date of the advance and be payable upon demand by written request from the lender at least ten business days prior to the demand date.  The borrower may make prepayments of the outstanding principal balance of an advance without penalty.  Advances will bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter.  The Company had no amounts outstanding under the Liquidity Agreement as of December 31, 2011 or 2010.

In addition to the Liquidity Agreement, the Company has an intercompany loan agreement with the Corporation.  The amount of intercompany loans available to the Company is at the discretion of the Corporation.  The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion.  The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.  The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2011 or 2010.

On December 20, 2010, AHL entered into a Revolving Loan Credit Agreement (“Credit Agreement”) with RBI, a consolidated subsidiary of ALIC, according to which AHL agreed to extend revolving credit loans to RBI.  As security for its obligations under the Credit Agreement, RBI entered into a Pledge and Security Agreement with AHL, according to which RBI agreed to grant a pledge of and security interest in RBI’s right, title, and interest in certain assets of RBI.  The Company had no amounts outstanding under the Credit Agreement as of December 31, 2011 or 2010.

Investment purchases and sales

In November 2011, Allstate Finance Company, LLC (“AFC”), a consolidated subsidiary of ALIC, paid $176 million in cash to purchase commercial loans issued to insurance agents of AIC (“agent loans”) with a fair value of $175 million on the date of sale and $1 million of accrued investment income from Allstate Bank, an unconsolidated affiliate of ALIC.  Since the transaction was between affiliates under common control, the agent loans were recorded by AFC at Allstate Bank’s carrying value on the date of sale, which was the outstanding unpaid principal balance, net of valuation allowance and deferred fees, of $176 million and $1 million of accrued investment income.  The $1 million difference between the fair value of assets received and Allstate Bank’s carrying value was recorded as an increase to additional capital paid-in.

In December 2009, the Company sold investments to AIC.  The Company received proceeds of $28 million for the investments, which included fixed income securities and a bank loan with a fair value on the date of sale of $17 million and $11 million, respectively.  The amortized cost basis of the fixed income securities and bank loan on the date of sale was $46 million and $12 million, respectively.  The loss on sale of $20 million after-tax ($30 million pre-tax) was recorded as a decrease to retained income since the sale of the investments was between affiliates under common control.

Capital contributions

In December 2009, the Company received a capital contribution from AIC totaling $447 million, which was recorded as additional capital paid-in.  The capital contribution included fixed income securities with a fair value and amortized cost basis of $442 million and $424 million, respectively, and accrued investment income of $5 million.  Since the transfer of the fixed income securities was between affiliates under common control, the securities were recorded by the Company at AIC’s amortized cost basis on the date of transfer with the difference between amortized cost and fair value recorded as a decrease to retained income of $16 million after-tax ($18 million pre-tax).

In March 2009, the Company received a capital contribution from AIC of $250 million, which was paid in cash and recorded as additional capital paid-in.

The Company and AIC have a Capital Support Agreement that went into effect in 2007.  Under the terms of this agreement, AIC agrees to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital (“RBC”) ratio of at least 150%.  AIC’s obligation to provide capital to the Company under the agreement is limited to an aggregate amount of $1 billion.  In exchange for providing this capital, the Company will pay AIC an annual commitment fee of 1% of the amount of the Capital and Surplus maximum that remains available on January 1 of such year.  The Company or AIC have the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from S&P’s, Moody’s or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; 2) the Company’s RBC ratio is at least 300%; or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company.  As of December 31, 2011, no capital had been provided by AIC under this agreement.  All capital contributions to the Company subsequent to this agreement going into effect were discretionary and were made by AIC outside of the terms of this agreement.

Pension and postretirement benefit plans

Effective November 30, 2011, the Corporation became the sponsor of the defined benefit pension plans that cover most full-time employees, certain part-time employees and employee-agents.  Prior to November 30, 2011, AIC was the sponsor of these plans.  In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $4 million were forgiven which was recorded as an increase to retained income.

Effective September 30, 2009, the Corporation became the sponsor of a group medical plan and a group life insurance plan to provide covered benefits to certain retired employees (“postretirement benefits”).  Prior to September 30, 2009, AIC was the sponsor of these plans.  In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $22 million were forgiven.  The forgiveness of this liability was recorded as an increase in additional capital paid-in of $17 million and an increase to retained income of $5 million.

Investments	12 Months Ended
Dec. 31, 2011
Investments
Investments

5.  Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in millions)	Amortized	Gross unrealized		Fair
	cost	Gains	Losses	value
December 31, 2011
U.S. government and agencies	$2,502	$241	$--	$2,743
Municipal	4,380	426	(114)	4,692
Corporate	28,496	2,234	(326)	30,404
Foreign government	927	142	(1)	1,068
RMBS	2,954	74	(314)	2,714
CMBS	1,862	45	(224)	1,683
ABS	2,345	44	(281)	2,108
Redeemable preferred stock	15	1	--	16
Total fixed income securities	$43,481	$3,207	$(1,260)	$45,428

December 31, 2010
U.S. government and agencies	$3,258	$245	$(9)	$3,494
Municipal	5,179	88	(294)	4,973
Corporate	27,509	1,510	(369)	28,650
Foreign government	1,962	303	(8)	2,257
RMBS	4,674	132	(451)	4,355
CMBS	2,121	56	(274)	1,903
ABS	2,768	88	(289)	2,567
Redeemable preferred stock	15	--	--	15
Total fixed income securities	$47,486	$2,422	$(1,694)	$48,214

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2011:

($ in millions)	Amortized cost	Fair value
Due in one year or less	$1,604	$1,626
Due after one year through five years	10,954	11,434
Due after five years through ten years	13,476	14,573
Due after ten years	12,148	12,973
	38,182	40,606
RMBS and ABS	5,299	4,822
Total	$43,481	$45,428

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.  Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity.  CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in millions)	2011	2010	2009
Fixed income securities	$2,264	$2,476	$2,595
Mortgage loans	345	377	488
Equity securities	7	5	5
Limited partnership interests	49	21	8
Short-term investments	3	3	13
Other	71	(16)	(39)
Investment income, before expense	2,739	2,866	3,070
Investment expense	(102)	(106)	(96)
Net investment income	$2,637	$2,760	$2,974

Realized capital gains and losses

Realized capital gains and losses by asset type for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Fixed income securities	$539	$(370)	$(255)
Mortgage loans	(23)	(71)	(143)
Equity securities	14	36	(21)
Limited partnership interests	62	17	(283)
Derivatives	(203)	(124)	357
Other	1	(1)	(75)
Realized capital gains and losses	$390	$(513)	$(420)

Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Impairment write-downs	$(242)	$(494)	$(1,009)
Change in intent write-downs	(51)	(142)	(267)
Net other-than-temporary impairment losses recognized in earnings	(293)	(636)	(1,276)
Sales	823	215	637
Valuation of derivative instruments	(224)	(94)	315
Settlements of derivative instruments	22	(31)	41
EMA limited partnership income	62	33	(137)
Realized capital gains and losses	$390	$(513)	$(420)

Gross gains of $835 million, $454 million and $931 million and gross losses of $124 million, $343 million and $267 million were realized on sales of fixed income securities during 2011, 2010 and 2009, respectively.

Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

($ in millions)	2011			2010			2009

	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net

Fixed income securities:
Municipal	$(14)	$(3)	$(17)	$(101)	$17	$(84)	$(25)	$--	$(25)
Corporate	(28)	6	(22)	(51)	1	(50)	(188)	(11)	(199)
Foreign government	--	--	--	--	--	--	(17)	--	(17)
RMBS	(111)	(20)	(131)	(236)	(20)	(256)	(434)	251	(183)
CMBS	(66)	1	(65)	(93)	(27)	(120)	(411)	102	(309)
ABS	(8)	2	(6)	(13)	(16)	(29)	(201)	(26)	(227)
Total fixed income securities	(227)	(14)	(241)	(494)	(45)	(539)	(1,276)	316	(960)
Mortgage loans	(33)	--	(33)	(71)	--	(71)	(102)	--	(102)
Equity securities	(5)	--	(5)	--	--	--	(29)	--	(29)
Limited partnership interests	(3)	--	(3)	(23)	--	(23)	(148)	--	(148)
Other	(11)	--	(11)	(3)	--	(3)	(37)	--	(37)
Other-than-temporary impairment losses	$(279)	$(14)	$(293)	$(591)	$(45)	$(636)	$(1,592)	$316	$(1,276)

The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table.  The amount excludes $90 million and $213 million as of December 31, 2011 and 2010, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

($ in millions)	December 31, 2011	December 31, 2010
Municipal	$(5)	$(17)
Corporate	(6)	(1)
RMBS	(198)	(258)
CMBS	(19)	(49)
ABS	(21)	(41)

Total	$(249)	$(366)

Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in millions)	2011	2010	2009
Beginning balance	$(701)	$(808)	$--
Beginning balance of cumulative credit loss for securities held as of April 1, 2009	--	--	(1,059)
Cumulative effect of change in accounting principle	--	81	--
Additional credit loss for securities previously other-than-temporarily impaired	(76)	(221)	(111)
Additional credit loss for securities not previously other-than-temporarily impaired	(114)	(183)	(411)
Reduction in credit loss for securities disposed or collected	288	399	773
Reduction in credit loss for securities the Company has made the decision to sell or more likely than not will be required to sell	13	27	--
Change in credit loss due to accretion of increase in cash flows	9	4	--
Ending balance	$(581)	$(701)	$(808)

The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists.  The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security.  All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected.  That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements.  Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered.  The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement.  If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings.  The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income.  If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

($ in millions)	Fair	Gross unrealized		Unrealized net
December 31, 2011	value	Gains	Losses	gains (losses)
Fixed income securities	$45,428	$3,207	$(1,260)	$1,947
Equity securities	179	38	(2)	36
Short-term investments	593	--	--	--
Derivative instruments (1)	(12)	3	(15)	(12)
EMA limited partnership interests (2)				1
Unrealized net capital gains and losses, pre-tax				1,972
Amounts recognized for:
Insurance reserves (3)				(594)
DAC and DSI (4)				(120)
Amounts recognized				(714)
Deferred income taxes				(445)
Unrealized net capital gains and losses, after-tax				$813

(1)	Included in the fair value of derivative instruments are $(5) million classified as assets and $7 million classified as liabilities.
(2)

Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross gains and losses are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

	Fair	Gross unrealized		Unrealized net
December 31, 2010	value	Gains	Losses	gains (losses)
Fixed income securities	$48,214	$2,422	$(1,694)	$728
Equity securities	211	48	(1)	47
Short-term investments	1,257	--	--	--
Derivative instruments (1)	(17)	2	(19)	(17)
Unrealized net capital gains and losses, pre-tax				758
Amounts recognized for:
Insurance reserves				(9)
DAC and DSI				87
Amounts recognized				78
Deferred income taxes				(298)
Unrealized net capital gains and losses, after-tax				$538

(1)	Included in the fair value of derivative instruments are $2 million classified as assets and $19 million classified as liabilities.

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in millions)	2011	2010	2009
Fixed income securities	$1,219	$2,912	$4,506
Equity securities	(11)	23	48
Short-term investments	--	--	(3)
Derivative instruments	5	1	(32)
EMA limited partnership interests	1	--	--
Total	1,214	2,936	4,519
Amounts recognized for:
Insurance reserves	(585)	(9)	378
DAC and DSI	(207)	(730)	(2,549)
Amounts recognized	(792)	(739)	(2,171)
Deferred income taxes	(147)	(770)	(818)

Increase in unrealized net capital gains and losses	$275	$1,427	$1,530

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes.  If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security.  The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security.  If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis.  Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings.  For equity securities managed by a third party, the Company has contractually retained its decision making authority as it pertains to selling equity securities that are in an unrealized loss position.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds.  The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults.  The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security.  Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer.  Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in millions)	Less than 12 months			12 months or more			Total
	Number	Fair	Unrealized	Number	Fair	Unrealized	unrealized
	of issues	value	losses	of issues	value	losses	losses
December 31, 2011
Fixed income securities
Municipal	8	$67	$(7)	97	$624	$(107)	$(114)
Corporate	226	2,025	(72)	100	1,207	(254)	(326)
Foreign government	7	41	(1)	1	1	--	(1)
RMBS	140	152	(4)	161	809	(310)	(314)
CMBS	42	361	(47)	68	488	(177)	(224)
ABS	32	255	(13)	107	1,010	(268)	(281)
Redeemable preferred stock	1	--	--	--	--	--	--
Total fixed income securities	456	2,901	(144)	534	4,139	(1,116)	(1,260)
Equity securities	3	35	(2)	--	--	--	(2)
Total fixed income and equity securities	459	$2,936	$(146)	534	$4,139	$(1,116)	$(1,262)

Investment grade fixed income securities	351	$2,439	$(111)	328	$2,869	$(626)	$(737)
Below investment grade fixed income securities	105	462	(33)	206	1,270	(490)	(523)
Total fixed income securities	456	$2,901	$(144)	534	$4,139	$(1,116)	$(1,260)

December 31, 2010
Fixed income securities
U.S. government and agencies	13	$348	$(9)	--	$--	$--	$(9)
Municipal	142	1,718	(55)	170	1,145	(239)	(294)
Corporate	340	3,805	(144)	143	1,951	(225)	(369)
Foreign government	16	191	(8)	1	10	--	(8)
RMBS	108	143	(3)	246	1,266	(448)	(451)
CMBS	11	123	(2)	114	836	(272)	(274)
ABS	33	262	(4)	130	1,288	(285)	(289)
Total fixed income securities	663	6,590	(225)	804	6,496	(1,469)	(1,694)
Equity securities	3	17	(1)	--	--	--	(1)
Total fixed income and equity securities	666	$6,607	$(226)	804	$6,496	$(1,469)	$(1,695)

Investment grade fixed income securities	600	$6,222	$(209)	559	$4,853	$(782)	$(991)
Below investment grade fixed income securities	63	368	(16)	245	1,643	(687)	(703)
Total fixed income securities	663	$6,590	$(225)	804	$6,496	$(1,469)	$(1,694)

As of December 31, 2011, $352 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost or cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired.  Of the $352 million, $274 million are related to unrealized losses on investment grade fixed income securities.  Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available.  Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

As of December 31, 2011, the remaining $910 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost or cost.  Investment grade fixed income securities comprising $463 million of these unrealized losses were evaluated based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations.  Of the $910 million, $447 million are related to below investment grade fixed income securities.  Of these amounts, $305 million of the below investment grade fixed income securities had been in an unrealized loss position greater than or equal to 20% of amortized cost for a period of twelve or more consecutive months as of December 31, 2011.  Unrealized losses on below investment grade securities are principally related to RMBS, CMBS and ABS and were the result of wider credit spreads resulting from higher risk premiums since the time of initial purchase, largely due to macroeconomic conditions and credit market deterioration, including the impact of lower real estate valuations.

RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings.  This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable.  Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying securities.  Unrealized losses on equity securities are primarily related to temporary equity market fluctuations of securities that are expected to recover.

As of December 31, 2011, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.  As of December 31, 2011, the Company had the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

Limited partnerships

As of December 31, 2011 and 2010, the carrying value of equity method limited partnership interests totaled $858 million and $610 million, respectively.  The Company recognizes an impairment loss for equity method investments when evidence demonstrates that the loss is other than temporary.  Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment.  In 2011, 2010 and 2009, the Company had write-downs related to equity method limited partnership interests of $1 million, $1 million and $5 million, respectively.

As of December 31, 2011 and 2010, the carrying value for cost method limited partnership interests was $754 million and $662 million, respectively.  To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment.  Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee’s capital.  Additionally, the Company’s portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration.  If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value of the underlying funds.  In 2011, 2010 and 2009, the Company had write-downs related to cost method investments of $2 million, $22 million and $143 million, respectively.

Mortgage loans

The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located throughout the United States and totaled, net of valuation allowance, $6.55 billion as of both December 31, 2011 and 2010.  Substantially all of the commercial mortgage loans are non-recourse to the borrower.  The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio.  No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2011	2010
California	22.8%	23.5%
Illinois	8.9	9.3
New Jersey	7.0	6.6
New York	6.3	6.7
Texas	5.7	5.3
Pennsylvania	5.6	5.6
Massachusetts	5.0	4.1

The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2011	2010
Office buildings	29.0%	32.0%
Retail	26.0	27.5
Warehouse	20.1	21.8
Apartment complex	16.6	12.8
Other	8.3	5.9
Total	100.0%	100.0%

The contractual maturities of the mortgage loan portfolio as of December 31, 2011, excluding $43 million of mortgage loans in the process of foreclosure, are as follows:

($ in millions)	Number of loans	Carrying value	Percent
2012	56	$554	8.5%
2013	58	454	7.0
2014	69	913	14.0
2015	64	937	14.4
Thereafter	349	3,645	56.1
Total	596	$6,503	100.0%

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators.  Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest.  Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate.  Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value.  Mortgage loan valuation allowances are charged off when there is no reasonable expectation of recovery.  The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan.  It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2011.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable.  Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment.  Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations.  Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans summarized by debt service coverage ratio distribution as of December 31:

($ in millions)	2011			2010
Debt service coverage ratio distribution	Fixed rate mortgage loans	Variable rate mortgage loans	Total	Fixed rate mortgage loans	Variable rate mortgage loans	Total
Below 1.0	$345	$--	$345	$275	$--	$275
1.0 - 1.25	1,488	--	1,488	1,571	16	1,587
1.26 - 1.50	1,475	19	1,494	1,478	--	1,478
Above 1.50	2,847	128	2,975	2,484	546	3,030
Total non-impaired mortgage loans	$6,155	$147	$6,302	$5,808	$562	$6,370

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

The net carrying value of impaired mortgage loans as of December 31 is as follows:

($ in millions)	2011	2010
Impaired mortgage loans with a valuation allowance	$244	$168
Impaired mortgage loans without a valuation allowance	--	15
Total impaired mortgage loans	$244	$183
Valuation allowance on impaired mortgage loans	$63	$84

The average balance of impaired loans was $ 207 million, $ 275 million and $ 313 million during 2011, 2010 and 2009, respectively.

The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:

($ in millions)	2011	2010	2009
Beginning balance	$84	$94	$3
Net increase in valuation allowance	33	65	96
Charge offs	(54)	(75)	(5)
Ending balance	$63	$84	$94

The carrying value of past due mortgage loans as of December 31 is as follows:

($ in millions)	2011	2010
Less than 90 days past due	$--	$12
90 days or greater past due	43	78
Total past due	43	90
Current loans	6,503	6,463
Total mortgage loans	$6,546	$6,553

Municipal bonds

The Company maintains a diversified portfolio of municipal bonds.  The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31.  No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2011	2010
California	14.1%	14.7%
Texas	11.1	11.9
New York	7.7	7.8
Delaware	5.2	5.3

Concentration of credit risk

As of December 31, 2011, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity.

Securities loaned

The Company’s business activities include securities lending programs with third parties, mostly large banks.  As of December 31, 2011 and 2010, fixed income securities with a carrying value of $213 million and $448 million, respectively, were on loan under these agreements.  In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company’s obligation to return the collateral.  Interest income on collateral, net of fees, was $1 million, $2 million and $2 million in 2011, 2010 and 2009, respectively.

Other investment information

Included in fixed income securities are below investment grade assets totaling $3.33 billion and $3.84 billion as of December 31, 2011 and 2010, respectively.

As of December 31, 2011, fixed income securities and short-term investments with a carrying value of $67 million were on deposit with regulatory authorities as required by law.

As of December 31, 2011, the carrying value of fixed income securities and other investments that were non-income producing was $15 million.

Fair Value of Assets and Liabilities	12 Months Ended
Dec. 31, 2011
Fair Value of Assets and Liabilities
Fair Value of Assets and Liabilities

6.  Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.  Assets and liabilities recorded on the Consolidated Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:     Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:     Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;
(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:     Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument.  In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3.  In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy.  The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy.  The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate.  The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable.  This occurs in two primary instances.  The first relates to the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable.  The second relates to auction rate securities (“ARS”) backed by student loans for which a key input, the anticipated date liquidity will return to this market, is not market observable.

Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests, bank loans and policy loans.  Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the consolidated financial statements.  In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments.  To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies.  For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

·                  Fixed income securities:  Comprise U.S. Treasuries.  Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

·                  Equity securities:  Comprise actively traded, exchange-listed U.S. and international equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

·                  Short-term:  Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

·                  Separate account assets:  Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

·                  Fixed income securities:

U.S. government and agencies:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.  Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data.  The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS and ABS:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.  Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

CMBS:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

·                  Equity securities:  The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

·                  Short-term:  The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.  For certain short-term investments, amortized cost is used as the best estimate of fair value.

·                  Other investments:  Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

OTC derivatives, including interest rate swaps, foreign currency swaps, certain options and certain credit default swaps, are valued using models that rely on inputs such as interest rate yield curves, currency rates, and counterparty credit spreads that are observable for substantially the full term of the contract.  The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level 3 measurements

·                  Fixed income securities:

Municipal:  ARS primarily backed by student loans that have become illiquid due to failures in the auction market are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including estimates of future coupon rates if auction failures continue, the anticipated date liquidity will return to the market and illiquidity premium.  Also included are municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners (“NAIC”).  The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed:  Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.  Also included are equity-indexed notes which are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, such as volatility.  Other inputs include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.

RMBS, CMBS and ABS:  Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

·                  Other investments:  Certain OTC derivatives, such as interest rate caps and floors, certain credit default swaps and certain options (including swaptions), are valued using models that are widely accepted in the financial services industry.  These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility.  Other primary inputs include interest rate yield curves and credit spreads.

·                  Contractholder funds:  Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities.  The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions.  These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis

Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell.  Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2011:

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2011
Assets
Fixed income securities:
U.S. government and agencies	$1,614	$1,129	$--		$2,743
Municipal	--	4,305	387		4,692
Corporate	--	29,085	1,319		30,404
Foreign government	--	1,068	--		1,068
RMBS	--	2,667	47		2,714
CMBS	--	1,653	30		1,683
ABS	--	1,854	254		2,108
Redeemable preferred stock	--	15	1		16
Total fixed income securities	1,614	41,776	2,038		45,428
Equity securities	127	38	14		179
Short-term investments	46	547	--		593
Other investments:
Free-standing derivatives	--	268	1	$(103)	166
Separate account assets	6,984	--	--		6,984
Other assets	--	--	1		1
Total recurring basis assets	8,771	42,629	2,054	(103)	53,351
Non-recurring basis (1)	--	--	24		24
Total assets at fair value	$8,771	$42,629	$2,078	$(103)	$53,375
% of total assets at fair value	16.4%	79.9%	3.9%	(0.2) %	100.0%

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$--	$--	$(723)		$(723)
Other liabilities:
Free-standing derivatives	--	(96)	(89)	$60	(125)
Total liabilities at fair value	$--	$(96)	$(812)	$60	$(848)
% of total liabilities at fair value	-- %	11.3%	95.8%	(7.1) %	100.0%

(1)    Includes $19 million of mortgage loans and $5 million of other investments written-down to fair value in connection with recognizing other-than-temporary impairments.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2010
Assets
Fixed income securities:
U.S. government and agencies	$882	$2,612	$--		$3,494
Municipal	--	4,372	601		4,973
Corporate	--	26,890	1,760		28,650
Foreign government	--	2,257	--		2,257
RMBS	--	3,166	1,189		4,355
CMBS	--	1,059	844		1,903
ABS	--	593	1,974		2,567
Redeemable preferred stock	--	14	1		15
Total fixed income securities	882	40,963	6,369		48,214
Equity securities	137	45	29		211
Short-term investments	72	1,185	--		1,257
Other investments:
Free-standing derivatives	--	602	10	$(225)	387
Separate account assets	8,676	--	--		8,676
Other assets	--	--	1		1
Total recurring basis assets	9,767	42,795	6,409	(225)	58,746
Non-recurring basis (1)	--	--	117		117
Total assets at fair value	$9,767	$42,795	$6,526	$(225)	$58,863
% of total assets at fair value	16.6%	72.7%	11.1%	(0.4) %	100.0%

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$--	$--	$(653)		$(653)
Other liabilities:
Free-standing derivatives	--	(455)	(87)	$221	(321)
Total liabilities at fair value	$--	$(455)	$(740)	$221	$(974)
% of total liabilities at fair value	-- %	46.7%	76.0%	(22.7) %	100.0%

(1)   Includes $111 million of mortgage loans and $6 million of limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.

($ in millions)		Total realized and unrealized gains (losses) included in:
	Balance as of December 31, 2010	Net income (1)	OCI on Statement of Financial Position	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$601	$(2)	$7	$48	$(34)
Corporate	1,760	52	(35)	237	(410)
RMBS	1,189	(57)	77	–	(853)
CMBS	844	(43)	111	65	(878)
ABS	1,974	21	(65)	--	(1,470)
Redeemable preferred stock	1	--	--	--	--
Total fixed income securities	6,369	(29)	95	350	(3,645)
Equity securities	29	(5)	--	--	(10)
Other investments:
Free-standing derivatives, net	(77)	(37)	--	--	--
Other assets	1	--	--	--	--
Total recurring Level 3 assets	$6,322	$(71)	$95	$350	$(3,655)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(653)	$(134)	$--	$--	$--
Total recurring Level 3 liabilities	$(653)	$(134)	$--	$--	$--

	Purchases	Sales	Issuances	Settlements	Balance as of December 31, 2011
Assets
Fixed income securities:
Municipal	$10	$(241)	$--	$(2)	$387
Corporate	266	(473)	--	(78)	1,319
RMBS	--	(222)	--	(87)	47
CMBS	--	(66)	--	(3)	30
ABS	146	(136)	--	(216)	254
Redeemable preferred stock	--	--	--	–	1
Total fixed income securities	422	(1,138)	--	(386)	2,038
Equity securities	1	(1)	--	–	14
Other investments:
Free-standing derivatives, net	18	--	--	8	(88)	(2)
Other assets	--	--	--	--	1
Total recurring Level 3 assets	$441	$(1,139)	$--	$(378)	$1,965

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$--	$--	$(100)	$164	$(723)
Total recurring Level 3 liabilities	$--	$--	$(100)	$164	$(723)

(1)    The effect to net income totals $(205) million and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $(101) million in realized capital gains and losses, $34 million in net investment income, $(106) million in interest credited to contractholder funds and $(32) million in contract benefits.

(2)  Comprises $1 million of assets and $89 million of liabilities.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.

($ in millions)		Total realized and unrealized gains (losses) included in:
	Balance as of December 31, 2009	Net income (1)	OCI on Statement of Financial Position	Purchases, sales, issuances and settlements, net	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Assets
Fixed income securities:
Municipal	$746	$(10)	$8	$(95)	$19	$(67)	$601
Corporate	2,020	23	128	(285)	403	(529)	1,760
Foreign government	20	--	--	(20)	--	--	--
RMBS	1,052	(268)	475	(41)	--	(29)	1,189
CMBS	1,322	(235)	589	(525)	108	(415)	844
ABS	1,710	60	236	205	--	(237)	1,974
Redeemable preferred stock	1	--	--	--	--	--	1
Total fixed income securities	6,871	(430)	1,436	(761)	530	(1,277)	6,369
Equity securities	27	15	2	(13)	--	(2)	29
Other investments:
Free-standing derivatives, net	(53)	(43)	--	19	--	--	(77)	(2)
Other assets	2	(1)	--	--	--	--	1
Total recurring Level 3 assets	$6,847	$(459)	$1,438	$(755)	$530	$(1,279)	$6,322

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(110)	$(31)	$--	$3	$(515)	$--	$(653)
Total recurring Level 3 liabilities	$(110)	$(31)	$--	$3	$(515)	$--	$(653)

(1)   The effect to net income totals $(490) million and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $(522) million in realized capital gains and losses, $64 million in net investment income, $(1) million in interest credited to contractholder funds and $(31) million in contract benefits.

(2)   Comprises $10 million of assets and $87 million of liabilities.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads.  Transfers between level categorizations may also occur due to changes in the valuation source.  For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3.  Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred.  Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2011 or 2010.

During 2011, certain RMBS, CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets.  Additionally, certain ABS that are valued based on non-binding broker quotes were transferred into Level 2 from Level 3 since the inputs were corroborated to be market observable.  During 2010, certain CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets.  When transferring these securities into Level 2, the Company did not change the source of fair value estimates or modify the estimates received from independent third-party valuation service providers or the internal valuation approach.  Accordingly, for securities included within this group, there was no change in fair value in conjunction with the transfer resulting in a realized or unrealized gain or loss.

Transfers into Level 3 during 2011 and 2010 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where inputs have not been corroborated to be market observable resulting in the security being classified as Level 3.  Transfers out of Level 3 during 2011 and 2010 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period.  A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

Transfers into Level 3 during 2010 also included derivatives embedded in equity-indexed life and annuity contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.

The following table provides the total gains and (losses) included in net income for Level 3 assets and liabilities still held as of December 31.

($ in millions)	2011	2010
Assets
Fixed income securities:
Municipal	$(2)	$(7)
Corporate	19	37
RMBS	--	(203)
CMBS	(12)	(28)
ABS	(35)	52
Total fixed income securities	(30)	(149)
Equity securities	(4)	--
Other investments:
Free-standing derivatives, net	(29)	(26)
Other assets	--	(1)
Total recurring Level 3 assets	$(63)	$(176)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(134)	$(31)
Total recurring Level 3 liabilities	$(134)	$(31)

The amounts in the table above represent gains and losses included in net income during 2011 and 2010 for the period of time that the asset or liability was determined to be in Level 3.  These gains and losses total $(197) million in 2011 and are reported as follows: $(105) million in realized capital gains and losses, $42 million in net investment income, $(102) million in interest credited to contractholder funds and $(32) million in contract benefits.  These gains and losses total $(207) million in 2010 and are reported as follows: $(248) million in realized capital gains and losses, $74 million in net investment income, $(2) million in interest credited to contractholder funds and $(31) million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.

($ in millions)		Total realized and unrealized gains (losses) included in:						Total gains (losses) included in net income for financial
	Balance as of December 31, 2008	Net income (1)	OCI on Statement of Financial Position	Purchases, sales, issuances and settlements, net	Net transfers in and/or (out) of Level 3	Balance as of December 31, 2009		instruments still held as of December 31, 2009 (3)
Assets
Fixed income securities:
Municipal	$703	$(3)	$31	$(39)	$54	$746		$(1)
Corporate	9,867	18	1,158	(1,591)	(7,432)	2,020		54
Foreign government	--	--	--	30	(10)	20		--
RMBS	1,811	(125)	247	(304)	(577)	1,052		(96)
CMBS	410	(398)	801	(75)	584	1,322		(318)
ABS	1,341	(194)	852	(120)	(169)	1,710		(123)
Redeemable preferred stock	1	--	--	--	--	1		--
Total fixed income securities	14,133	(702)	3,089	(2,099)	(7,550)	6,871		(484)
Equity securities	27	(2)	3	(1)	--	27		(3)
Other investments:
Free-standing derivatives, net	(93)	76	--	(36)	--	(53)	(2)	98
Other assets	1	1	--	--	--	2		1
Total recurring Level 3 assets	$14,068	$(627)	$3,092	$(2,136)	$(7,550)	$6,847		$(388)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$(265)	$148	$--	$7	$--	$(110)		$148
Total recurring Level 3 liabilities	$(265)	$148	$--	$7	$--	$(110)		$148

(1)

The effect to net income totals $(479) million and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $(719) million in realized capital gains and losses, $89 million in net investment income, $3 million in interest credited to contractholder funds and $148 million in contract benefits.

(2)	Comprises $32 million of assets and $85 million of liabilities.
(3)

The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $(240) million and are reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $(481) million in realized capital gains and losses, $87 million in net investment income, $6 million in interest credited to contractholder funds and $148 million in contract benefits.

Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

Financial assets

($ in millions)	December 31, 2011		December 31, 2010
	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	$6,546	$6,739	$6,553	$6,312
Limited partnership interests - cost basis	754	882	662	719
Bank loans	299	290	322	314
Notes due from related party	275	235	275	245

The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell.  Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.  The fair value of limited partnership interests accounted for on the cost basis is determined using reported net asset values of the underlying funds.  The fair value of bank loans, which are reported in other investments, is based on broker quotes from brokers familiar with the loans and current market conditions.  The fair value of notes due from related party, which are reported in other investments, is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.

Financial liabilities

($ in millions)	December 31, 2011		December 31, 2010
	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	$30,161	$30,468	$35,040	$34,056
Notes due to related parties	700	659	677	649
Liability for collateral	263	263	465	465

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company’s own credit risk.  Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company’s own credit risk.  Immediate annuities without life contingencies and fixed rate funding agreements are valued at the present value of future benefits using market implied interest rates which include the Company’s own credit risk.

The fair value of notes due to related parties is based on discounted cash flow calculations using current interest rates for instruments with comparable terms and considers the Company’s own credit risk.  The liability for collateral is valued at carrying value due to its short-term nature.

Derivative Financial Instruments and Off-balance-sheet Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments and Off-balance-sheet Financial Instruments
Derivative Financial Instruments and Off-balance-sheet Financial Instruments

7.  Derivative Financial Instruments and Off-balance-sheet Financial Instruments

The Company uses derivatives to manage risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, negative equity market valuations, increases in credit spreads, and foreign currency fluctuations, and for asset replication.  The Company does not use derivatives for speculative purposes.

Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities.  Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps, floors, swaptions and futures are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company uses financial futures and interest rate swaps to hedge anticipated asset purchases and liability issuances and futures and options for hedging the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders.  In addition, the Company uses interest rate swaps to hedge interest rate risk inherent in funding agreements.  The Company uses foreign currency swaps primarily to reduce the foreign currency risk associated with issuing foreign currency denominated funding agreements and holding foreign currency denominated investments.  Credit default swaps are typically used to mitigate the credit risk within the Company’s fixed income portfolio.

Asset replication refers to the “synthetic” creation of assets through the use of derivatives and primarily investment grade host bonds to replicate securities that are either unavailable in the cash markets or more economical to acquire in synthetic form.  The Company replicates fixed income securities using a combination of a credit default swap and one or more highly rated fixed income securities to synthetically replicate the economic characteristics of one or more cash market securities.

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value.  The Company’s primary embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders; equity-indexed notes containing equity call options, which provide a coupon payout that is determined using one or more equity-based indices; credit default swaps in synthetic collateralized debt obligations, which provide enhanced coupon rates as a result of selling credit protection; and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.

When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges.  The Company designates certain of its interest rate and foreign currency swap contracts and certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item.  The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income.  Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.  However, the notional amounts specified in credit default swaps where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries.

Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date.  The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of legally enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Consolidated Statements of Financial Position.  For certain exchange traded derivatives, the exchange requires margin deposits as well as daily cash settlements of margin accounts.  As of December 31, 2011, the Company pledged $6 million of securities in the form of margin deposits.

For those derivatives which qualify for fair value hedge accounting, net income includes the changes in the fair value of both the derivative instrument and the hedged risk, and therefore reflects any hedging ineffectiveness.  For cash flow hedges, gains and losses are amortized from accumulated other comprehensive income and are reported in net income in the same period the forecasted transactions being hedged impact net income.  For embedded derivatives in fixed income securities, net income includes the change in fair value of the embedded derivative and accretion income related to the host instrument.

Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting.  For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable.  With the exception of non-hedge derivatives used for asset replication and non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2011.

($ in millions, except number of contracts)	Asset derivatives
		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Derivatives designated as accounting hedging instruments
Interest rate swap agreements	Other investments	$144	n/a	$(8)	$--	$(8)
Foreign currency swap agreements	Other investments	127	n/a	(5)	3	(8)
Total		271	n/a	(13)	3	(16)

Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate swap agreements	Other investments	8,028	n/a	122	137	(15)
Interest rate swaption agreements	Other investments	500	n/a	--	--	--
Interest rate cap and floor agreements	Other investments	1,591	n/a	(12)	--	(12)
Financial futures contracts and options	Other assets	n/a	40	--	--	--
Equity and index contracts
Options, futures and warrants (2)	Other investments	163	15,180	104	104	--
Options, futures and warrants	Other assets	n/a	1,011	--	--	--
Foreign currency contracts
Foreign currency swap agreements	Other investments	50	n/a	6	6	--
Embedded derivative financial instruments
Conversion options	Fixed income securities	5	n/a	--	--	--
Equity-indexed call options	Fixed income securities	150	n/a	11	11	--
Credit default swaps	Fixed income securities	170	n/a	(113)	--	(113)
Credit default contracts
Credit default swaps – buying protection	Other investments	110	n/a	2	4	(2)
Credit default swaps – selling protection	Other investments	32	n/a	--	--	--
Other contracts
Other contracts	Other investments	5	n/a	--	--	--
Other contracts	Other assets	4	n/a	1	1	--
Total		10,808	16,231	121	263	(142)

Total asset derivatives		$11,079	16,231	$108	$266	$(158)

(1)

Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

(2)

In addition to the number of contracts presented in the table, the Company held 837,100 stock warrants. Stock warrants can be converted to cash upon sale of those instruments or exercised for shares of common stock.

	Liability derivatives
		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Derivatives designated as accounting hedging instruments
Interest rate swap agreements	Other liabilities & accrued expenses	$28	n/a	$(5)	$--	$(5)
Foreign currency swap agreements	Other liabilities & accrued expenses	50	n/a	(7)	--	(7)
Total		78	n/a	(12)	--	(12)

Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate swap agreements	Other liabilities & accrued expenses	85	n/a	8	8	--
Interest rate cap and floor agreements	Other liabilities & accrued expenses	914	n/a	(9)	--	(9)
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	n/a	14,985	(49)	--	(49)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	917	n/a	(105)	--	(105)
Guaranteed withdrawal benefits	Contractholder funds	613	n/a	(57)	--	(57)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	3,996	n/a	(553)	--	(553)
Other embedded derivative financial instruments	Contractholder funds	85	n/a	(8)	--	(8)
Credit default contracts
Credit default swaps – buying protection	Other liabilities & accrued expenses	127	n/a	5	6	(1)
Credit default swaps – selling protection	Other liabilities & accrued expenses	270	n/a	(68)	1	(69)
Total		7,007	14,985	(836)	15	(851)

Total liability derivatives		7,085	14,985	(848)	$15	$(863)

Total derivatives		$18,164	31,216	$(740)

(1)

Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2010.

($ in millions, except number of contracts)	Asset derivatives
		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Derivatives designated as accounting hedging instruments
Interest rate swap agreements	Other investments	$156	n/a	$(18)	$--	$(18)
Foreign currency swap agreements	Other investments	64	n/a	2	3	(1)
Total		220	n/a	(16)	3	(19)

Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate swap agreements	Other investments	1,094	n/a	79	81	(2)
Interest rate cap and floor agreements	Other investments	226	n/a	(2)	1	(3)
Financial futures contracts and options	Other assets	n/a	1,420	--	--	--
Equity and index contracts
Options, futures and warrants (2)	Other investments	64	20,451	327	327	--
Foreign currency contracts
Foreign currency swap agreements	Other investments	90	n/a	6	6	--
Embedded derivative financial instruments
Conversion options	Fixed income securities	287	n/a	84	84	--
Equity-indexed call options	Fixed income securities	300	n/a	47	47	--
Credit default swaps	Fixed income securities	179	n/a	(87)	--	(87)
Credit default contracts
Credit default swaps – buying protection	Other investments	66	n/a	(1)	1	(2)
Credit default swaps – selling protection	Other investments	42	n/a	(2)	1	(3)
Other contracts
Other contracts	Other investments	13	n/a	--	--	--
Other contracts	Other assets	5	n/a	1	1	--
Total		2,366	21,871	452	549	(97)

Total asset derivatives		$2,586	21,871	$436	$552	$(116)

(1)

Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

(2)

In addition to the number of contracts presented in the table, the Company held 837,100 stock warrants. Stock warrants can be converted to cash upon sale of those instruments or exercised for shares of common stock.

	Liability derivatives
		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Derivatives designated as accounting hedging instruments
Interest rate swap agreements	Other liabilities & accrued expenses	$3,345	n/a	$(181)	$20	$(201)
Interest rate swap agreements	Contractholder funds	--	n/a	2	2	--
Foreign currency swap agreements	Other liabilities & accrued expenses	138	n/a	(20)	--	(20)
Foreign currency and interest rate swap agreements	Other liabilities & accrued expenses	435	n/a	34	34	--
Foreign currency and interest rate swap agreements	Contractholder funds	--	n/a	28	28	--
Total		3,918	n/a	(137)	84	(221)

Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate swap agreements	Other liabilities & accrued expenses	3,642	n/a	66	96	(30)
Interest rate swaption agreements	Other liabilities & accrued expenses	750	n/a	4	4	--
Interest rate cap and floor agreements	Other liabilities & accrued expenses	3,216	n/a	(22)	1	(23)
Financial futures contracts and options	Other liabilities & accrued expenses	n/a	150	--	--	--
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	64	20,752	(168)	2	(170)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	1,067	n/a	(88)	--	(88)
Guaranteed withdrawal benefits	Contractholder funds	739	n/a	(47)	--	(47)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	4,694	n/a	(515)	--	(515)
Other embedded derivative financial instruments	Contractholder funds	85	n/a	(3)	--	(3)
Credit default contracts
Credit default swaps – buying protection	Other liabilities & accrued expenses	181	n/a	(3)	4	(7)
Credit default swaps – selling protection	Other liabilities & accrued expenses	267	n/a	(61)	1	(62)
Total		14,705	20,902	(837)	108	(945)

Total liability derivatives		18,623	20,902	(974)	$192	$(1,166)

Total derivatives		$21,209	42,773	$(538)

(1) Volume for OTC derivative contracts is represented by their notional amounts.  Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded.  (n/a = not applicable)

The following table provides a summary of the impacts of the Company’s foreign currency contracts in cash flow hedging relationships for the years ended December 31.  There is no expected amortization of net losses from accumulated other comprehensive income related to cash flow hedges during the next twelve months.

($ in millions)
Effective portion	2011	2010	2009
Gain (loss) recognized in OCI on derivatives during the period	$4	$3	$(35)
Loss recognized in OCI on derivatives during the term of the hedging relationship	(12)	(17)	(18)
Gain reclassified from AOCI into income (net investment income)	--	--	2
(Loss) gain reclassified from AOCI into income (realized capital gains and losses)	(1)	2	(3)
Ineffective portion and amount excluded from effectiveness testing
Gain recognized in income on derivatives (realized capital gains and losses)	--	--	--

The following tables present gains and losses from valuation, settlements and hedge ineffectiveness reported on derivatives used in fair value hedging relationships and derivatives not designated as accounting hedging instruments in the Consolidated Statements of Operations and Comprehensive Income for the years ended December 31.

($ in millions)	2011
	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
Derivatives in fair value accounting hedging relationships
Interest rate contracts	$(2)	$(8)	$--	$(5)	$(15)
Foreign currency and interest rate contracts	--	--	--	(32)	(32)
Subtotal	(2)	(8)	--	(37)	(47)

Derivatives not designated as accounting hedging instruments
Interest rate contracts	--	(151)	--	--	(151)
Equity and index contracts	--	--	--	(2)	(2)
Embedded derivative financial instruments	--	(45)	(32)	(38)	(115)
Credit default contracts	--	2	--	--	2
Other contracts	--	--	--	7	7
Subtotal	--	(194)	(32)	(33)	(259)
Total	$(2)	$(202)	$(32)	$(70)	$(306)

	2010
	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
Derivatives in fair value accounting hedging relationships
Interest rate contracts	$(139)	$9	$--	$11	$(119)
Foreign currency and interest rate contracts	--	(2)	--	(18)	(20)
Subtotal	(139)	7	--	(7)	(139)

Derivatives not designated as accounting hedging instruments
Interest rate contracts	--	(138)	--	--	(138)
Equity and index contracts	--	--	--	113	113
Embedded derivative financial instruments	--	8	(28)	34	14
Foreign currency contracts	--	4	--	--	4
Credit default contracts	--	(6)	--	--	(6)
Other contracts	--	--	--	3	3
Subtotal	--	(132)	(28)	150	(10)
Total	$(139)	$(125)	$(28)	$143	$(149)

	2009
	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
Derivatives in fair value accounting hedging relationships
Interest rate contracts	$30	$12	$--	$(13)	$29
Foreign currency and interest rate contracts	--	(9)	--	77	68
Subtotal	30	3	--	64	97

Derivatives not designated as accounting hedging instruments
Interest rate contracts	--	280	--	--	280
Equity and index contracts	--	--	--	115	115
Embedded derivative financial instruments	--	60	158	(184)	34
Foreign currency contracts	--	3	--	--	3
Credit default contracts	--	14	--	--	14
Other contracts	--	--	--	3	3
Subtotal	--	357	158	(66)	449
Total	$30	$360	$158	$(2)	$546

The hedge ineffectiveness reported in realized capital gains and losses amounted to losses of $8 million in 2011, gains of $7 million in 2010 and losses of $1 million in 2009.

The following tables provide a summary of the changes in fair value of the Company’s fair value hedging relationships in the Consolidated Statements of Operations and Comprehensive Income for the years ended December 31.

($ in millions)	2011
	Gain (loss) on derivatives		Gain (loss) on hedged risk
Location of gain or (loss) recognized in net income on derivatives	Interest rate contracts	Foreign currency & interest rate contracts	Contractholder funds	Investments
Interest credited to contractholder funds	$(7)	$(34)	$41	$--
Net investment income	26	--	--	(26)
Realized capital gains and losses	(8)	--	--	--
Total	$11	$(34)	$41	$(26)

	2010
	Gain (loss) on derivatives		Gain (loss) on hedged risk
Location of gain or (loss) recognized in net income on derivatives	Interest rate contracts	Foreign currency & interest rate contracts	Contractholder funds	Investments
Interest credited to contractholder funds	$--	$(48)	$48	$--
Net investment income	(33)	--	--	33
Realized capital gains and losses	9	(2)	--	--
Total	$(24)	$(50)	$48	$33

	2009
	Gain (loss) on derivatives		Gain (loss) on hedged risk
Location of gain or (loss) recognized in net income on derivatives	Interest rate contracts	Foreign currency & interest rate contracts	Contractholder funds	Investments
Interest credited to contractholder funds	$(26)	$39	$(13)	$--
Net investment income	164	--	--	(164)
Realized capital gains and losses	12	(9)	--	--
Total	$150	$30	$(13)	$(164)

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate.  The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded.  As of December 31, 2011, counterparties pledged $63 million in cash and securities to the Company, and the Company pledged $76 million in securities to counterparties which includes $72 million of collateral posted under MNAs for contracts containing credit-risk-contingent provisions that are in a liability position and $4 million of collateral posted under MNAs for contracts without credit-risk-contingent liabilities.  The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.  Other derivatives, including futures and certain option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless.  This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in millions)	2011				2010
Rating (1)	Number of counter- parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
AA-	1	$25	$1	$1	1	$675	$19	$10
A+	3	2,936	24	4	2	951	14	10
A	2	3,913	14	--	3	772	10	10
A-	2	3,815	25	--	1	89	32	32
BBB+	2	57	41	41	--	--	--	--
Total	10	$10,746	$105	$46	7	$2,487	$75	$62

(1) Rating is the lower of S&P or Moody’s ratings.

(2) Only OTC derivatives with a net positive fair value are included for each counterparty.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices.  Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions.  To limit this risk, the Company’s senior management has established risk control limits.  In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements.  Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if ALIC’s or Allstate Life Insurance Company of New York’s (“ALNY”) financial strength credit ratings by Moody’s or S&P fall below a certain level or in the event ALIC or ALNY are no longer rated by both Moody’s and S&P.  Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments.  Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on ALIC’s or ALNY’s financial strength credit ratings by Moody’s or S&P, or in the event ALIC or ALNY are no longer rated by both Moody’s and S&P.

The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in millions)	2011	2010
Gross liability fair value of contracts containing credit-risk-contingent features	$133	$368
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(60)	(212)
Collateral posted under MNAs for contracts containing credit-risk-contingent features	(72)	(147)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$1	$9

Credit derivatives - selling protection

Free-standing credit default swaps (“CDS”) are utilized for selling credit protection against a specified credit event.  A credit default swap is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium.  In selling protection, CDS are used to replicate fixed income securities and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative.  CDS typically have a five-year term.

The following table shows the CDS notional amounts by credit rating and fair value of protection sold as of December 31, 2011:

($ in millions)	Notional amount
	AA	A	BBB	BB and lower	Total	Fair value
Single name
Investment grade corporate debt	$40	$45	$15	$10	$110	$(1)
High yield debt	--	--	--	2	2	--
Municipal	25	--	--	--	25	(5)
Subtotal	65	45	15	12	137	(6)
Baskets
Tranche
Investment grade corporate debt	--	--	--	65	65	(29)
First-to-default
Municipal	--	100	--	--	100	(33)
Subtotal	--	100	--	65	165	(62)
Total	$65	$145	$15	$77	$302	$(68)

The following table shows the CDS notional amounts by credit rating and fair value of protection sold as of December 31, 2010:

($ in millions)	Notional amount
	AA	A	BBB	BB and lower	Total	Fair value
Single name
Investment grade corporate debt	$40	$55	$10	$10	$115	$(1)
High yield debt	--	--	--	4	4	--
Municipal	25	--	--	--	25	(6)
Subtotal	65	55	10	14	144	(7)
Baskets
Tranche
Investment grade corporate debt	--	--	--	65	65	(19)
First-to-default
Municipal	--	100	--	--	100	(37)
Subtotal	--	100	--	65	165	(56)
Total	$65	$155	$10	$79	$309	$(63)

In selling protection with CDS, the Company sells credit protection on an identified single name, a basket of names in a first-to-default (“FTD”) structure or a specific tranche of a basket, or credit derivative index (“CDX”) that is generally investment grade, and in return receives periodic premiums through expiration or termination of the agreement.  With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the reference entity’s public fixed maturity cash instruments and swap rates at the time the agreement is executed.  With a FTD basket or a tranche of a basket, because of the additional credit risk inherent in a basket of named reference entities, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket and the correlation between the names.  CDX index is utilized to take a position on multiple (generally 125) reference entities.  Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference entities.  If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement.  In a physical settlement, a reference asset is delivered by the buyer of protection to the Company, in exchange for cash payment at par, whereas in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset.  When a credit event occurs in a single name or FTD basket (for FTD, the first credit event occurring for any one name in the basket), the contract terminates at the time of settlement.  When a credit event occurs in a tranche of a basket, there is no immediate impact to the Company until cumulative losses in the basket exceed the contractual subordination.  To date, realized losses have not exceeded the subordination.  For CDX index, the reference entity’s name incurring the credit event is removed from the index while the contract continues until expiration.  The maximum payout on a CDS is the contract notional amount.  A physical settlement may afford the Company with recovery rights as the new owner of the asset.

The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level.  The ratings of individual names for which protection has been sold are also monitored.

In addition to the CDS described above, the Company’s synthetic collateralized debt obligations contain embedded credit default swaps which sell protection on a basket of reference entities.  The synthetic collateralized debt obligations are fully funded; therefore, the Company is not obligated to contribute additional funds when credit events occur related to the reference entities named in the embedded credit default swaps.  The Company’s maximum amount at risk equals the amount of its aggregate initial investment in the synthetic collateralized debt obligations.

Off-balance-sheet financial instruments

The contractual amounts of off-balance-sheet financial instruments as of December 31 are as follows:

($ in millions)	2011	2010
Commitments to invest in limited partnership interests	$797	$731
Commitments to extend mortgage loans	72	--
Private placement commitments	30	111
Other loan commitments	24	25

In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless.  Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

Commitments to invest generally represent commitments to acquire financial interests or instruments.  The Company enters into these agreements to allow for additional participation in certain limited partnership investments.  Because the equity investments in the limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract.  The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate.  Commitments generally have fixed expiration dates or other termination clauses.  The fair value of commitments to extend mortgage loans, which are secured by the underlying properties, is $1 million as of December 31, 2011, and is valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date.  The Company regularly enters into these agreements in the normal course of business.  The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

Other loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract.  The Company enters into these agreements to commit to future loan fundings at predetermined interest rates.  Commitments generally have fixed or varying expiration dates or other termination clauses.  The fair value of these commitments is insignificant.

Reserve for Life-Contingent Contract Benefits and Contractholder Funds	12 Months Ended
Dec. 31, 2011
Reserve for Life-Contingent Contract Benefits and Contractholder Funds
Reserve for Life-Contingent Contract Benefits and Contractholder Funds

8.  Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in millions)	2011	2010
Immediate fixed annuities:
Structured settlement annuities	$7,075	$6,500
Other immediate fixed annuities	2,346	2,201
Traditional life insurance	2,805	2,751
Accident and health insurance	1,322	1,181
Other	118	87
Total reserve for life-contingent contract benefits	$13,666	$12,720

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

Product	Mortality	Interest rate	Estimation method

Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 0% to 9.3%	Present value of contractually specified future benefits

Other immediate fixed annuities

1983 group annuity mortality table with internal modifications; 1983 individual annuity mortality table; Annuity 2000 mortality table; Annuity 2000 mortality table with internal modifications; 1983 individual annuity mortality table with internal modifications

		Interest rate assumptions range from 0.9% to 11.5%	Present value of expected future benefits based on historical experience

Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 11.3%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 5.3%	Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other: Variable annuity guaranteed minimum death benefits (1)	100% of Annuity 2000 mortality table	Interest rate assumptions range from 4.0% to 5.1%	Projected benefit ratio applied to cumulative assessments

(1)

In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies.  A liability of $594 million and $9 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2011 and 2010, respectively.  The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

As of December 31, contractholder funds consist of the following:

($ in millions)	2011	2010
Interest-sensitive life insurance	$10,195	$10,061
Investment contracts:
Fixed annuities	29,017	33,134
Funding agreements backing medium-term notes	1,929	2,749
Other investment contracts	528	514
Total contractholder funds	$41,669	$46,458

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges

Interest-sensitive life insurance	Interest rates credited range from 0% to 11.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 1.5% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0% to 9.9% for immediate annuities; (8.0)% to 11.0% for equity-indexed annuities (whose returns are indexed to the S&P 500); and 0.2% to 6.6% for all other products

Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 25.3% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Funding agreements backing medium-term notes	Interest rates credited range from 0.9% to 5.8% (excluding currency-swapped medium-term notes)	Not applicable

Other investment contracts:

Guaranteed minimum income, accumulation and withdrawal benefits on variable(1) and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities

	Interest rates used in establishing reserves range from 1.8% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

(1)	In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential.

Contractholder funds include funding agreements held by VIEs issuing medium-term notes.  The VIEs are Allstate Life Funding, LLC, Allstate Financial Global Funding, LLC, Allstate Life Global Funding and Allstate Life Global Funding II, and their primary assets are funding agreements used exclusively to back medium-term note programs.

Contractholder funds activity for the years ended December 31 is as follows:

($ in millions)	2011	2010
Balance, beginning of year	$46,458	$50,850
Deposits	1,869	2,363
Interest credited	1,592	1,752
Benefits	(1,454)	(1,537)
Surrenders and partial withdrawals	(4,908)	(4,166)
Maturities and retirements of institutional products	(867)	(1,833)
Contract charges	(962)	(921)
Net transfers from separate accounts	12	11
Fair value hedge adjustments for institutional products	(34)	(196)
Other adjustments	(37)	135
Balance, end of year	$41,669	$46,458

The Company offered various guarantees to variable annuity contractholders.  Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds.  All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance.  In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.  The account balances of variable annuities contracts’ separate accounts with guarantees included $5.54 billion and $6.94 billion of equity, fixed income and balanced mutual funds and $837 million and $1.09 billion of money market mutual funds as of December 31, 2011 and 2010, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees.  The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	December 31,
	2011	2010
In the event of death
Separate account value	$6,372	$8,029
Net amount at risk (1)	$1,502	$1,402
Average attained age of contractholders	66 years	66 years

At annuitization (includes income benefit guarantees)
Separate account value	$1,489	$1,945
Net amount at risk (2)	$574	$580
Weighted average waiting period until annuitization options available	1 year	2 years

For cumulative periodic withdrawals
Separate account value	$587	$735
Net amount at risk (3)	$27	$21

Accumulation at specified dates
Separate account value	$906	$1,100
Net amount at risk (4)	$78	$64
Weighted average waiting period until guarantee date	6 years	7 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges.  The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates.  These assumptions are periodically reviewed and updated.  For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments.  For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age.  The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

Guarantees related to the majority of withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees:

($ in millions)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2010 (1)	$236	$227	$136	$599
Less reinsurance recoverables	93	210	135	438
Net balance as of December 31, 2010	143	17	1	161
Incurred guaranteed benefits	30	(1)	1	30
Paid guarantee benefits	--	--	--	--
Net change	30	(1)	1	30
Net balance as of December 31, 2011	173	16	2	191
Plus reinsurance recoverables	116	175	162	453
Balance, December 31, 2011 (2)	$289	$191	$164	$644

Balance, December 31, 2009 (3)	$155	$287	$108	$550
Less reinsurance recoverables	109	268	107	484
Net balance as of December 31, 2009	46	19	1	66
Incurred guaranteed benefits	97	(2)	--	95
Paid guarantee benefits	--	--	--	--
Net change	97	(2)	--	95
Net balance as of December 31, 2010	143	17	1	161
Plus reinsurance recoverables	93	210	135	438
Balance, December 31, 2010 (1)	$236	$227	$136	$599

(1)

Included in the total liability balance as of December 31, 2010 are reserves for variable annuity death benefits of $85 million, variable annuity income benefits of $211 million, variable annuity accumulation benefits of $88 million, variable annuity withdrawal benefits of $47 million and other guarantees of $168 million.

(2)

Included in the total liability balance as of December 31, 2011 are reserves for variable annuity death benefits of $116 million, variable annuity income benefits of $175 million, variable annuity accumulation benefits of $105 million, variable annuity withdrawal benefits of $57 million and other guarantees of $191 million.

(3)

Included in the total liability balance as of December 31, 2009 are reserves for variable annuity death benefits of $92 million, variable annuity income benefits of $269 million, variable annuity accumulation benefits of $66 million, variable annuity withdrawal benefits of $41 million and other guarantees of $82 million.

Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance
Reinsurance

9.  Reinsurance

The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements.  These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments.  Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.  The Company cedes 100% of the morbidity risk on substantially all of its long-term care contracts.

For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of fourteen unaffiliated reinsurers.  Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business.  The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2011 through current

Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria

September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met

August 1998 and prior	Up to $1 million per life

In addition, the Company has used reinsurance to effect the acquisition or disposition of certain blocks of business.  The Company had reinsurance recoverables of $1.68 billion and $1.63 billion as of December 31, 2011 and 2010, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements.  In 2011, premiums and contract charges of $152 million, contract benefits of $121 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $27 million were ceded to Prudential.  In 2010, premiums and contract charges of $171 million, contract benefits of $152 million, interest credited to contractholder funds of $29 million, and operating costs and expenses of $31 million were ceded to Prudential.  In 2009, premiums and contract charges of $170 million, contract benefits of $44 million, interest credited to contractholder funds of $27 million, and operating costs and expenses of $28 million were ceded to Prudential.  In addition, as of December 31, 2011 and 2010 the Company had reinsurance recoverables of $165 million and $170 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.) Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.

As of December 31, 2011, the gross life insurance in force was $526.28 billion of which $221.37 billion was ceded to the unaffiliated reinsurers.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Direct	$2,229	$2,230	$2,215
Assumed
Affiliate	113	107	102
Non-affiliate	20	22	22
Ceded-non-affiliate	(730)	(776)	(806)
Premiums and contract charges, net of reinsurance	$1,632	$1,583	$1,533

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Direct	$2,036	$2,075	$1,915
Assumed
Affiliate	78	72	66
Non-affiliate	19	22	22
Ceded-non-affiliate	(631)	(673)	(601)
Contract benefits, net of reinsurance	$1,502	$1,496	$1,402

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Direct	$1,614	$1,774	$2,085
Assumed
Affiliate	10	10	11
Non-affiliate	11	12	12
Ceded-non-affiliate	(27)	(32)	(32)
Interest credited to contractholder funds, net of reinsurance	$1,608	$1,764	$2,076

Reinsurance recoverables on paid and unpaid benefits as of December 31 are summarized in the following table.

($ in millions)	2011	2010
Annuities	$1,827	$1,785
Life insurance	1,595	1,564
Long-term care insurance	949	840
Other	86	88
Total	$4,457	$4,277

As of December 31, 2011 and 2010, approximately 94% of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.

Deferred Policy Acquisition and Sales Inducement Costs	12 Months Ended
Dec. 31, 2011
Deferred Policy Acquisition and Sales Inducement Costs
Deferred Policy Acquisition and Sales Inducement Costs

10.  Deferred Policy Acquisition and Sales Inducement Costs

Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Balance, beginning of year	$2,526	$3,073	$6,100
Impact of adoption of new other-than-temporary impairment accounting guidance before unrealized impact (1)	--	--	(163)
Impact of adoption of new other-than-temporary impairment accounting guidance effect of unrealized capital gains and losses (2)	--	--	163
Acquisition costs deferred	241	304	320
Amortization charged to income	(430)	(220)	(761)
Effect of unrealized gains and losses	(172)	(631)	(2,586)
Balance, end of year	$2,165	$2,526	$3,073

(1)   The adoption of new other-than-temporary impairment accounting guidance on April 1, 2009 resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.

(2)   The adoption of new other-than-temporary impairment accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income.  The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.

DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in millions)	2011	2010	2009
Balance, beginning of year	$86	$195	$453
Impact of adoption of new other-than-temporary impairment accounting guidance before unrealized impact (1)	--	--	(35)
Impact of adoption of new other-than-temporary impairment accounting guidance effect of unrealized capital gains and losses (2)	--	--	35
Sales inducements deferred	7	14	28
Amortization charged to income	(23)	(27)	(129)
Effect of unrealized gains and losses	(29)	(96)	(157)
Balance, end of year	$41	$86	$195

(1)   The adoption of new other-than-temporary impairment accounting guidance on April 1, 2009 resulted in an adjustment to DSI to reverse previously recorded DSI accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.

(2)   The adoption of new other-than-temporary impairment accounting guidance resulted in an adjustment to DSI due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income.  The adjustment was recorded as an increase of the DSI balance and unrealized capital gains and losses.

Guarantees and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Guarantees and Contingent Liabilities
Guarantees and Contingent Liabilities

11.  Guarantees and Contingent Liabilities

Guaranty funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants.  Amounts assessed to each company are typically related to its proportion of business written in each state.  The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable.  In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction.  In certain states there must also be a final order of liquidation.  As of December 31, 2011 and 2010, the liability balance included in other liabilities and accrued expenses was $41 million and $26 million, respectively.  The related premium tax offsets included in other assets were $34 million and $25 million as of December 31, 2011 and 2010, respectively.

Executive Life Insurance Company of New York (“ELNY”) has been under the jurisdiction of the New York Liquidation Bureau (the “Bureau”) as part of a 1992 court-ordered rehabilitation plan.  ELNY continues to fully pay annuity benefits when due.  The Superintendent of Insurance of the State of New York in conjunction with the New York Attorney General filed a proposed formal plan of liquidation on September 1, 2011 and a public hearing on the proposed plan is scheduled for March 15, 2012.  The current publicly available estimated shortfall from the Bureau is $1.57 billion.  If the proposed plan of liquidation is accepted by the court, the Company will have exposure to future guaranty fund assessments.  New York law currently contains an aggregate limit on insurer assessments by the guaranty fund, the Life Insurance Corporation of New York, of $500 million, of which approximately $40 million has been used.  The Company’s three-year average market share for New York as of December 31, 2009, based on assessable premiums, was approximately 2.2%.

In 2011, the Company accrued its estimated aggregate exposure of $10 million, net of state related taxes and federal income tax, which includes $16 million pre-tax for guaranty fund assessments and $3 million pre-tax for participation in an industry sponsored plan to supplement certain ELNY policyholders.  The ultimate cost will depend on an approved court ordered liquidation plan, the level of guaranty fund system participation and the realization of tax benefits.  Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future state related taxes.

Guarantees

The Company owns certain fixed income securities that obligate the Company to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of specified credit events for the reference entities.  In the event all such specified credit events were to occur, the Company’s maximum amount at risk on these fixed income securities, as measured by the amount of the aggregate initial investment, was $28 million as of December 31, 2011.  The obligations associated with these fixed income securities expire at various dates on or before March 11, 2018.

Related to the disposal through reinsurance of substantially all of the Company’s variable annuity business to Prudential in 2006, the Company and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company has agreed to retain.  In addition, the Company and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and its agents, including in connection with the Company’s provision of transition services.  The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees.  Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures.  The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits.  The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote.  The terms of the indemnifications vary in duration and nature.  In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur.  Consequently, the maximum amount of the obligation under such indemnifications is not determinable.  Historically, the Company has not made any material payments pursuant to these obligations.

The aggregate liability balance related to all guarantees was not material as of December 31, 2011.

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions.  From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry.  The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting.  The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies.  As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies.  Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred.  The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws.  It is possible that this examination may result in additional payments of abandoned funds to states and to changes in the Company’s practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the consolidated financial statements of the Company.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

12.  Income Taxes

ALIC and its subsidiaries (the “Allstate Life Group”) join with the Corporation (the “Allstate Group”) in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”).  Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return.  Effectively, this results in the Allstate Life Group’s annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2009 and 2010 federal income tax returns.  The IRS has completed its examinations of the Allstate Group’s federal income tax returns for 2005-2006 and 2007-2008 and the cases are under consideration at the IRS Appeals Office.  The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years.  Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2011 or 2010, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months.  No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2011	2010
Deferred assets
Difference in tax bases of investments	$146	$104
Life and annuity reserves	--	154
Deferred reinsurance gain	31	37
Other assets	11	20
Total deferred assets	188	315
Deferred liabilities
DAC	(427)	(468)
Unrealized net capital gains	(440)	(292)
Life and annuity reserves	(56)	--
Other liabilities	(86)	(30)
Total deferred liabilities	(1,009)	(790)
Net deferred liability	$(821)	$(475)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.  There was no valuation allowance for deferred tax assets as of December 31, 2011 or 2010.

The components of income tax expense (benefit) for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Current	$29	$(199)	$(426)
Deferred	196	154	332
Total income tax expense (benefit)	$225	$(45)	$(94)

Income tax benefit for the year ended December 31, 2009 includes expense of $142 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009.  This valuation allowance was released in connection with the adoption of new other-than-temporary impairment accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax benefit.  The release of the valuation allowance is related to the reversal of previously recorded other-than-temporary impairment write-downs that would not have been recorded under the new other-than-temporary impairment accounting guidance.

The Company paid income taxes of $72 million in 2011 and received refunds of $629 million and $515 million in 2010 and 2009, respectively.  The Company had a current income tax receivable of $53 million and $10 million as of December 31, 2011 and 2010, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2011	2010	2009
Statutory federal income tax rate - expense (benefit)	35.0%	(35.0)%	(35.0)%
Dividends received deduction	(1.2)	(13.1)	(1.8)
Tax credits	(1.4)	(2.2)	(0.4)
State income taxes	0.3	(2.1)	(0.2)
Other	(0.2)	(0.2)	(0.6)
Valuation allowance	--	--	22.5
Effective income tax rate - expense (benefit)	32.5%	(52.6)%	(15.5)%

Capital Structure	12 Months Ended
Dec. 31, 2011
Capital Structure
Capital Structure

13.  Capital Structure

Debt outstanding

All of the Company’s outstanding debt as of December 31, 2011 and 2010 relates to intercompany obligations. These obligations reflect notes due to related parties and are discussed in Note 4.  The Company paid $97 million, $16 million and $14 million of interest on debt in 2011, 2010 and 2009, respectively.

Statutory Financial Information	12 Months Ended
Dec. 31, 2011
Statutory Financial Information
Statutory Financial Information

14.  Statutory Financial Information

ALIC and its insurance subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile.  Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules.  Permitted statutory accounting practices encompass all accounting practices not so prescribed.

All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner and/or director.  Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net loss of ALIC and its insurance subsidiaries was $(83) million, $(456) million and $(929) million in 2011, 2010 and 2009, respectively.  Statutory capital and surplus was $3.46 billion and $3.34 billion as of December 31, 2011 and 2010, respectively.

There were no permitted practices utilized as of December 31, 2011 or 2010.

Dividends

The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements, receipt of dividends from its subsidiaries and other relevant factors.  The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.  The amount of dividends is further limited to the amount of unassigned funds, which is the portion of statutory capital and surplus out of which dividends can be paid.  ALIC paid no dividends in 2011.  During 2012, ALIC will not be able to pay dividends without prior Illinois Department of Insurance (“IL DOI”) approval since it does not have unassigned funds.  As of December 31, 2011, ALIC’s unassigned funds reflected a deficit position of $514 million.

Notification and approval of intercompany lending activities is also required by the IL DOI when ALIC does not have unassigned funds and for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.

Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans
Benefit Plans

15.  Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents.  Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation.  The cost allocated to the Company for the pension plans was $22 million, $32 million and $14 million in 2011, 2010 and 2009, respectively.

The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire (“postretirement benefits”).  The credit allocated to the Company was $1 million in 2011 and the cost allocated to the Company was $1 million and $2 million for postretirement benefits other than pension plans in 2010 and 2009, respectively.

AIC and the Corporation have reserved the right to modify or terminate their benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”).  The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $5 million, $4 million and $8 million in 2011, 2010 and 2009, respectively.

Other Comprehensive Income	12 Months Ended
Dec. 31, 2011
Other Comprehensive Income
Other Comprehensive Income

16.  Other Comprehensive Income

The components of other comprehensive income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in millions)	2011			2010			2009
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains arising during the period, net of related offsets	$1,001	$(350)	$651	$1,819	$(638)	$1,181	$2,541	$(889)	$1,652
Less: reclassification adjustment of realized capital gains and losses	579	(203)	376	(349)	122	(227)	(346)	121	(225)
Unrealized net capital gains and losses	422	(147)	275	2,168	(760)	1,408	2,887	(1,010)	1,877
Unrealized foreign currency translation adjustments	(2)	1	(1)	--	--	--	--	--	--
Other comprehensive income	$420	$(146)	$274	$2,168	$(760)	$1,408	$2,887	$(1,010)	$1,877

Quarterly Results (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results (unaudited)
Quarterly Results (unaudited)

17.  Quarterly Results (unaudited)

($ in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	2011	2010	2011	2010	2011	2010	2011	2010
Revenues	$1,125	$945	$1,141	$750	$1,279	$1,046	$1,114	$1,089
Net income (loss)	91	(18)	135	(135)	160	58	83	55